SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	October 7, 2005
BERKSHIRE HATHAWAY INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza Omaha, Nebraska	68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On October 7, 2005, Berkshire Hathaway Inc. issued a press release announcing that Ronald E. Ferguson, the former CEO of General Reinsurance Corporation received a “Wells” notice from the Securities and Exchange Commission in connection with its ongoing investigation of non-traditional insurance products. This press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated October 7, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2005	BERKSHIRE HATHAWAY INC.
/s/ Marc D. Hamburg
By: Marc D. Hamburg
Vice President and Chief Financial Officer

Table of Contents

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated October 7, 2005